UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)    November 15, 2007

IPTIMIZE, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-52830 (Commission File Number)	93-0843140 (IRS Employer Identification No.)

2135 South Cherry Street, Suite 200, Denver, CO 80222
(Address of principal executive offices) (Zip Code)

        Registrant’s telephone number, including area code (303) 268-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

        On November 15, 2007, the Registrant and its wholly-owned subsidiary, IP Solutions, Inc., a Colorado corporation (“IP Solutions”), terminated the Agreement and Plan of Merger with WTI, L.L.C., a Washington limited liability company (“WTI”), previously executed by the parties on August 31, 2007 (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, WTI will retain the $250,000 earnest money deposit previously paid by the Registrant.

SIGNATURE

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 3, 2007	IPtimize, Inc By: /s/ Clinton J. Wilson Name: Clinton J. Wilson Title: President